SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C.  20549


                                FORM 8-K

                             CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF
                   THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of Earliest Event Reported):      November 26, 2001
                                                 -------------------------



                              HASBRO, INC.
                          --------------------
                          (Name of Registrant)



 RHODE ISLAND                    1-6682                    05-0155090
--------------                ------------             -------------------
  (State of                   (Commission                 (IRS Employer
Incorporation)                File Number)             Identification No.)



1027 NEWPORT AVE., PAWTUCKET, RHODE ISLAND                   02862
------------------------------------------             -------------------
 (Address of Principal Executive Offices)                  (Zip Code)



                             (401) 431-8697
                     -------------------------------
                     (Registrant's Telephone Number)




Item 5.    Other Events and Regulation FD Disclosure

           The November 26, 2001 and November 27, 2001 Press Releases of the Registrant attached hereto as EXHIBIT 99.1 and EXHIBIT 99.2, respectively, are incorporated herein by reference.

Item 7(c)  Exhibits

           99.1  Press Release, dated November 26, 2001, of Hasbro, Inc.
           99.2  Press Release, dated November 27, 2001, of Hasbro, Inc.

                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             HASBRO, INC.
                                             ------------
                                             (Registrant)


Date: November 27, 2001                    By: /s/ David D. R. Hargreaves
                                              --------------------------
                                              David D. R. Hargreaves

                                              Senior Vice President and
                                              Chief Financial Officer
                                              (Duly Authorized Officer and
                                              Principal Financial Officer)




                                  HASBRO, INC.
                           Current Report on Form 8-K
                              Dated November 27, 2001


                                 Exhibit Index

Exhibit
  No.                              Exhibits
-------                            --------

99.1         Press Release dated November 26, 2001, of Hasbro, Inc.
99.2         Press Release dated November 27, 2001, of Hasbro, Inc.